EXHIBIT 10.1

               FORM OF OPTION AGREEMENT WITH TRANSFER RESTRICTIONS

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                                                 CONCURRENT COMPUTER CORPORATION
NOTICE OF GRANT OF STOCK OPTIONS                 ID: #04-2735766
AND OPTION AGREEMENT                             4375 River Green Parkway
                                                 Duluth, Georgia  30096
                                                 Phone:  678-258-4000

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Employee Name                                         Option Number:   015329
Address                                               Plan:            2001
City, State and Zip Code                              ID:              XXXXXXXXX

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Effective 6/22/2005, you have been granted a(n) Non-Qualified Stock Option to buy XX,XXX shares of CONCURRENT COMPUTER CORPORATION (the Company) stock at $2.1500 per share.

The  total  option  price  of  the  shares  granted  is  $XXX,XXX.XX

Shares  in  each  period  will  become  fully  vested  on  the  date  shown.


             Shares            Vest  Type        Full  Vest        Expiration
             -------------     -------------     -------------     -------------

                    XX,XXX      On Vest Date         6/22/2005         6/22/2015



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BY  YOUR  SIGNATURE AND THE COMPANY'S SIGNATURE BELOW, YOU AND THE COMPANY AGREE
THAT THESE OPTIONS ARE GRANTED UNDER AND GOVERNED BY THE TERMS AND CONDITIONS OF THE COMPANY'S STOCK OPTION PLAN AS AMENDED AND THE OPTION AGREEMENT, ALL OF WHICH ARE ATTACHED AND MADE A PART OF THIS DOCUMENT.

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CONCURRENT  COMPUTER  CORPORATION                          Date



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Employee  Name                                             Date


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                          ADDENDUM TO OPTION AGREEMENT


Restrictions  on  Transfer  of  Option  Shares
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     For  the  purposes of this Addendum, capitalized terms used but not defined in this Addendum or the Option Agreement are used as defined in the Amended and Restated 2001 Stock Option Plan (the "Plan").

     The optionee may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Stock acquired upon the exercise of the Option (the
"Option Shares") and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance (a "Transfer") shall be void and unenforceable against the Company; provided; however, that the optionee may
Transfer: (i) (A) 25% of the total number of Option Shares underlying the original Option on the first anniversary of the date of grant, (B) 50% of the total number of Option Shares underlying the original Option on the second anniversary of the date of grant, (C) 75% of the total number of Option Shares underlying the original Option on the third anniversary of the date of grant, and (D) all the remaining Option Shares underlying the Option on the fourth anniversary of the date of grant. Notwithstanding the foregoing, all restrictions on Transfer described in this Addendum will lapse upon a Change of Control.